MFS(R) CAPITAL OPPORTUNITIES FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The fund is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each a Senior Vice President of the adviser, and Alan T. Langsner and Katrina Mead, each a Vice President of the adviser. Mr. Ali has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1993. Mr. Enright has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1986. Mr. Langsner has been a portfolio manager of the fund since July 1, 2004 and has been employed in the investment management area of the adviser since 1999. Ms. Mead has been a portfolio manager of the fund since July 1, 2004 and has been employed in the investment management area of the adviser since 1997.

As a member of the portfolio management team, Ms. Mead generally contributes to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the fund. The degree to which Ms. Mead may perform these functions, and the nature of these functions, may change from time to time.

Team members may change from time to time, and a current list of team members is available by either calling MFS at the telephone number listed on the back of the prospectus or visiting the MFS website at www.mfs.com.

                  The date of this Supplement is July 1, 2004.